UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  -----------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                (Date of earliest event reported): March 24, 2005


                       TANGER FACTORY OUTLET CENTERS, INC.
                     -----------------------------------------
                 (Exact name of registrant as specified in its charter)



      North Carolina                      1-11986              56-1815473
      --------------                      -------              ----------
 (State or other jurisdiction of   (Commission File Number) (I.R.S. Employer
         Incorporation)                                      Identification
                                                                  Number)


      3200 Northline Avenue, Greensboro, North Carolina 27408
      -------------------------------------------------------
        (Address of principal executive offices) (Zip Code)
                            (336) 292-3010
         (Registrants' telephone number, including area code)

                                N/A
   (former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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

                Section 1 - Registrant's Business and Operations

Item 1.01         Entry Into A Definitive Material Agreement

On March 24, 2005, the Compensation Committee (the "Committee") of the Board of Directors (the "Board") of Tanger Factory Outlet Centers, Inc. (the "Company") approved, as more fully described below:

- 2005 bonus performance targets for the Company's Chief Executive Officer ("CEO"), Chief Operating Officer ("COO") and Chief Financial Officer ("CFO");

- Grants of long-term incentive restricted share awards to the CEO, COO and CFO; and

-    Revised compensation payable to the non-management members of the Board.

2005 Bonus Performance Targets for CEO, COO and CFO
---------------------------------------------------

The Committee approved 2005 bonus targets for the CEO, Stanley K. Tanger, COO, Steven B. Tanger, and CFO, Frank C. Marchisello Jr., 85% of which will be based on Company performance criteria which include funds from operations growth, dividends, lease renewals, increase in tenant base rents, occupancy and tenant sales relative to targeted levels established by the Committee, and 15% of the target bonuses will be tied to the individual's performance. Each individual is eligible to receive a potential maximum aggregate bonus equal to 110% of his 2005 base salary.


Restricted Share Grants to Executives in 2005
---------------------------------------------

The Committee granted common shares of the Company, par value $0.01 per share (the "Executive Restricted Shares"), subject to certain restrictions, to the Company's CEO, COO and CFO. The CEO received 72,000 Executive Restricted Shares, the COO received 48,000 Executive Restricted Shares and the CFO received 10,000 Executive Restricted Shares. The grants are pursuant to, and the terms of the Executive Restricted Shares are governed by, the Company's Amended and Restated Incentive Award Plan (the "Incentive Award Plan"), previously filed as Exhibit B to the Company's Proxy Statement for its 2004 Annual Meeting of Shareholders. In addition, each recipient will receive a standard form agreement, a copy of which will be filed with the Company's next quarterly report on Form 10-Q. Upon issuance, the Executive Restricted Shares may not be transferred, alienated, pledged, encumbered or assigned (such transfer restrictions, the "Executive Restrictions"). The Executive Restricted Shares vest and the Executive Restrictions cease to apply over a five-year period, with 50% of the award vesting over time and 50% vesting based on the attainment of certain performance criteria. The performance based portion of the award will vest based on the Company achieving the following financial hurdle in each of those five years:
Total Return to  Shareholders  ("TRS") must be greater than one of the following
(i) 110% of the Morgan Stanley REIT Index or (ii) 10 %, or (iii) the Company's TRS must be in the top 50% of its peer group made up of Shopping Center Real Estate Investment Trusts as approved by the Committee based on recommendations from an independent compensation consultant. In addition, the formula incorporates carryback and carryforward features that will, in essence, average the TRS performance over the five-year period. Dividends will be paid on all Executive Restricted Shares whether vested or unvested. The Executive Restricted Shares will begin vesting on December 31, 2005.

The Share and Unit Option Committee of the Board may, in its discretion, remove some or all of the Executive Restrictions and accelerate the vesting of some or all of the Executive Restricted Shares at any time or from time to time. Furthermore, if the grantee's employment is terminated other than (i) by the employer without Cause, (ii) by the grantee for Good Reason or (iii) by reason of the grantee's death or disability, any Executive Restricted Shares still subject to the Executive Restrictions shall immediately be forfeited.




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


Director Compensation
---------------------
The  Committee  revised  compensation  amounts  for  non-management   directors,
retroactive to January 1, 2005, as follows:

Annual Retainer - Board                                  $20,000
Annual Retainer - Chairman of the Audit Committee          7,500
Annual Retainer - Chairman of all other committees         5,000
Fees per meeting                                           1,000
Fees per telephone meeting                                   500


Restricted Share Grants to Non-Management Directors
---------------------------------------------------

The Committee further recommended to the Board and the Board approved an annual grant of 2,000 common shares of the Company, par value $0.01 per share (the "Director Restricted Shares"), subject to certain restrictions, to each non-management director. The grants are pursuant to, and the terms of the Director Restricted Shares are governed by, the Incentive Award Plan. In addition, each recipient will receive a standard form agreement, a copy of which will be filed with the Company's next quarterly report on Form 10-Q. The initial 2,000 Director Restricted Shares were granted on March 24, 2005 and each subsequent grant will occur automatically without any further action by the Committee or the Board. Dividends will be paid on all Director Restricted Shares whether vested or unvested.

Upon issuance, the Director Restricted Shares may not be transferred, alienated, pledged, encumbered or assigned (such transfer restrictions, the "Director
Restrictions"). The Director Restricted Shares vest and the Director Restrictions cease to apply as follows: (i) on December 31st immediately following the date of grant, the Restrictions cease to apply to the one-third of the Director Restricted Shares, (ii) on the second December 31st following the date of grant, the Director Restrictions cease to apply to one-third of the Director Restricted Shares and (iii) on the third December 31st following the date of grant, the Director Restrictions cease to apply to the final one-third of the Director Restricted Shares. The Board may, in its discretion, remove some or all of the Director Restrictions and accelerate the vesting of some or all of the Director Restricted Shares at any time or from time to time. Furthermore, any Director Restricted Shares still subject to the Director Restrictions shall immediately be forfeited upon the grantee's termination of directorship by reason of voluntary resignation or removal for cause. The Director Restrictions shall lapse in full upon the grantee's termination of directorship other than by reason of voluntary resignation or removal for cause.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 30, 2005

TANGER FACTORY OUTLET CENTERS, INC.


By:      /s/ Frank C. Marchisello Jr.
         ----------------------------
         Frank C. Marchisello, Jr.

         Executive Vice President, Chief Financial Officer


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